Morgan Stanley Natural Resource Development Securities Inc.
LETTER TO THE SHAREHOLDERS / / AUGUST 31, 2002

Dear Shareholder:
During the first half of 2002, consumers indicated pessimism about the U.S. economy but continued to purchase automobiles in record numbers; businesses kept tight restrictions on spending despite being given new incentives to depreciate and replace capital equipment. The nascent industrial recovery of early 2002 did not mature as expected. Resource-related equities bore the brunt of rising commodity inventories until mid-year, when it became evident that inventories of crude oil had begun to decline. Nonetheless, these equities generated total returns ahead of those of the overall market.

Gold prices reflected U.S.-dollar weakness relative to the euro, defensive investor behavior in the face of disappointing industrial production trends and a reaction to changes in savings deposit insurance in Japan. Firm oil prices were widely attributed to a risk premium associated with potential supply disruptions resulting from U.S. military activity in the Middle East. In our view, however, supply management has accounted for more of the recent relatively high oil prices than perceived political risk has. Officially, OPEC members held production quotas steady, though prices have encouraged exports above stated targets. Declines in Iraqi exports have been significant enough to contribute materially to prices despite an expansion of capacity in Russia and other producers outside of OPEC.

Strong wellhead pricing proved an insufficient incentive for producers to expand drilling activity domestically. As a result, rates paid to drillers remained soft, inducing downward earnings revisions. An energy bill is still being debated in the U.S. congress, though there is little expectation of substantial changes to acreage available to exploration. Production of domestic natural gas has declined year-over-year, prompting the Fund to retain an approximately 10 percent exposure to exploration & production (E&P) companies. These companies have kept growth in capital expenditures modest during a cycle of strong prices.

Shares of major integrated oils absorbed the negative impact of Standard & Poor's reweighting of the S&P 500 Index in July, which included the deletion of Royal Dutch Shell and other companies domiciled outside the United States (including Barrick, which was held in the Fund's portfolio). The change resulted in a decrease in the index's energy sector weighting and shares of other major oil companies declined as well. The Fund's allocation to integrated oil companies was approximately 25 percent of net assets at the time. The period also spanned political turmoil in Venezuela -- a major supplier of U.S. oil imports -- and a tax increase from the United Kingdom on North Sea production. We continue to monitor events in both Venezuela and Iraq, as they bear directly on short-term oil prices and longer-term supply.

Morgan Stanley Natural Resource Development Securities Inc.
LETTER TO THE SHAREHOLDERS / / AUGUST 31, 2002 CONTINUED

Performance and Portfolio Strategy
For the six-month period ended August 31, 2002, Morgan Stanley Natural Resource Development Securities' Class A, B, C and D shares generated total returns of -12.23 percent, -12.81 percent, -12.84 percent and -12.34 percent, respectively. During the same period, the Standard & Poor's 500 Index(1) (S&P 500) produced a total return of -16.60 percent. The performance of the Fund's four share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If charges were included, returns would have been lower.

At the end of the reporting period, the Fund held equity positions in approximately 50 companies, with 68 percent of net assets allocated to the energy sector, 22 percent to basic industrials and other, and the remaining 10 percent in cash and cash equivalents.

During the period the Fund sold or trimmed positions in Air Products and Chemicals, Bowater and ChevronTexaco, ENI, Millipore, Newmont Mining, Weatherford, Barrick, BHP Billiton and Mykrolis. The Fund added or increased positions in Dow Chemical, Pride International, Williams Cos., Repsol, Shaw Group, Solutia, Transocean Sedco, Allegheny Technologies, CMS Energy, Pride International, UPM Kymmene, Baker-Hughes and General Electric.

Gold reached its highest price at the end of May, briefly touching $326 per ounce. The Fund reduced its exposure to gold by approximately one-third shortly following that pricing peak. At the end of the period under review, the Fund's exposure to gold accounted for approximately one percent of net assets.

Looking Ahead
We continue to see value investing in the resources sector today. We believe that the focus on improving access to domestic supplies of natural gas will, if anything, sharpen as evidence of production shortfalls accumulates. Electricity demand continues to grow despite volatility across the industrial sector, and, in our view, natural gas maintains environmental and strategic advantages to other fuels as the fuel of choice in generation. Oil equities remain a core sector holding in the Fund, as cash flows associated with current strong crude oil prices do not seem discounted in the shares of most major oil companies. In our view, the

----------------
(1) The Standard & Poor's 500 Index (S&P 500-Registered Trademark-) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Natural Resource Development Securities Inc.
LETTER TO THE SHAREHOLDERS / / AUGUST 31, 2002 CONTINUED

need to improve the carrying capacity and reliability of the U.S. electricity distribution network may remain an important investment theme over the long term (as we believe it may in developing economies). While near-term positive stock returns continued to be hard to find during the first half of 2002, we anticipate that investors may look beyond recession-related weakness in demand for commodities and toward improving inventory fundamentals, as global industrial demand for both natural gas and crude oil recovers in the direction of historical norms.

We appreciate your ongoing support of Morgan Stanley Natural Resource Development Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo               /s/ Mitchell M. Merin
Charles A. Fiumefreddo                   Mitchell M. Merin
CHAIRMAN OF THE BOARD                    PRESIDENT AND CEO

Annual Householding Notice
To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents including shareholder reports, prospectuses and proxy materials to investors with the same last name and who reside at the same address. Your participation in this program will continue for an unlimited period of time, unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Morgan Stanley Natural Resource Development Securities Inc.
FUND PERFORMANCE / / AUGUST 31, 2002

                             AVERAGE ANNUAL TOTAL RETURNS -- PERIOD ENDED AUGUST 31, 2002
   ----------------------------------------------------------------------------------------------------------------
                      CLASS A SHARES*                                           CLASS B SHARES**
   -----------------------------------------------------      -----------------------------------------------------
   1 Year                     (10.68)%(1)     (15.37)%(2)     1 Year                     (11.56)%(1)     (15.97)%(2)
   5 Years                     (3.03)%(1)      (4.07)%(2)     5 Years                     (3.85)%(1)      (4.22)%(2)
   Since Inception (7/28/97)   (2.26)%(1)      (3.29)%(2)     10 Years                     5.90 %(1)       5.90 %(2)

                      CLASS C SHARES+                                           CLASS D SHARES++
   -----------------------------------------------------      -----------------------------------------------------
   1 Year                     (11.59)%(1)     (12.47)%(2)     1 Year                     (10.67)%(1)
   5 Years                     (3.87)%(1)      (3.87)%(2)     5 Years                     (2.86)%(1)
   Since Inception (7/28/97)   (3.09)%(1)      (3.09)%(2)     Since Inception (7/28/97)   (2.08)%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.
---------------------

(1) FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT THE DEDUCTION OF ANY SALES CHARGES.
(2) FIGURE SHOWN ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND THE DEDUCTION OF THE MAXIMUM APPLICABLE SALES CHARGE. SEE THE FUND'S CURRENT PROSPECTUS FOR COMPLETE DETAILS ON FEES AND SALES CHARGES.
 *   THE MAXIMUM FRONT-END SALES CHARGE FOR CLASS A IS 5.25%.
** THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B IS 5.0%. THE CDSC DECLINES TO 0% AFTER SIX YEARS.
 + THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C IS 1% FOR SHARES REDEEMED WITHIN ONE YEAR OF PURCHASE.
++   CLASS D HAS NO SALES CHARGE.

Morgan Stanley Natural Resource Development Securities Inc.
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2002 (UNAUDITED)

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           Common Stocks (89.6%)
           Basic Energy (38.8%)
           INTEGRATED OIL (22.4%)
 186,600   BP PLC (ADR) (United Kingdom)...........  $  8,732,880
  99,631   Conoco, Inc. (Class B)..................     2,445,941
 108,600   Encana Corp. (Canada)...................     3,192,840
  50,000   ENI SpA (ADR) (Italy)...................     3,770,000
 300,000   Exxon Mobil Corp........................    10,635,000
  50,000   Pure Resources, Inc.*...................     1,156,000
 125,000   Royal Dutch Petroleum Co. (ADR)
            (Netherlands)..........................     5,650,000
 350,000   Statoil ASA (ADR) (Norway)*.............     2,957,500
                                                     ------------
                                                       38,540,161
                                                     ------------
           OIL & GAS PIPELINES (0.9%)
  95,000   El Paso Corp............................     1,606,450
                                                     ------------
           OIL & GAS PRODUCTION (8.5%)
  82,500   Anardarko Petroleum Corp................     3,682,800
  65,000   Apache Corp.............................     3,578,900
  69,300   Devon Energy Corp.......................     3,257,100
  53,500   Kerr-McGee Corp.........................     2,506,475
  60,000   St. Mary Land & Exploration Co..........     1,426,800
                                                     ------------
                                                       14,452,075
                                                     ------------
           OIL REFINING/ MARKETING (7.0%)
 267,500   Repsol YPF, S.A. (ADR) (Spain)..........     3,493,550
 120,000   Sunoco, Inc.............................     4,257,600
  60,000   TotalFinaElf S.A. (ADR) (France)........     4,279,200
                                                     ------------
                                                       12,030,350
                                                     ------------
           Total Basic Energy......................    66,629,036
                                                     ------------
           Energy Development & Technology (29.0%)
           CONTRACT DRILLING (11.6%)
 115,000   ENSCO International Inc.................     3,067,050

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

 125,000   GlobalSantaFe Corp......................  $  2,750,000
  85,000   Nabors Industries, Ltd. (Barbados)*.....     2,806,700
  85,000   Noble Corp.*............................     2,640,950
 107,500   Precision Drilling Corp. (Class A)
            (Canada)*..............................     3,483,000
 207,500   Pride International, Inc.*..............     2,776,350
 100,000   Transocean Inc..........................     2,450,000
                                                     ------------
                                                       19,974,050
                                                     ------------
           ENGINEERING & CONSTRUCTION (1.3%)
 125,000   Shaw Group Inc. (The)*..................     2,093,750
                                                     ------------
           INDUSTRIAL CONGLOMERATES (1.1%)
  60,000   General Electric Co.....................     1,809,000
                                                     ------------
           OILFIELD SERVICES/ EQUIPMENT (15.0%)
  82,500   Baker Hughes Inc........................     2,268,750
  60,000   Cooper Cameron Corp.*...................     2,690,400
 130,000   FMC Technologies, Inc.*.................     2,386,800
 200,000   Grant Prideco, Inc.*....................     1,962,000
 190,000   Halliburton Co..........................     2,888,000
 120,000   National-Oilwell, Inc.*.................     2,270,400
  75,000   Schlumberger Ltd. (Netherlands).........     3,240,750
 125,000   Smith International, Inc.*..............     4,056,250
 100,000   Weatherford International Ltd.*.........     4,084,000
                                                     ------------
                                                       25,847,350
                                                     ------------
           Total Energy Development &
            Technology.............................    49,724,150
                                                     ------------
           Metals & Basic Materials (21.8%)
           ALUMINUM (0.8%)
  50,000   Alcoa, Inc..............................     1,254,500
                                                     ------------
           CHEMICALS: AGRICULTURAL (1.7%)
 225,000   IMC Global Inc..........................     2,979,000
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Natural Resource Development Securities Inc.
PORTFOLIO OF INVESTMENTS / / AUGUST 31, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           CHEMICALS: MAJOR DIVERSIFIED (2.4%)
  70,000   Dow Chemical Co. (The)..................  $  2,115,400
 320,000   Solutia, Inc............................     2,080,000
                                                     ------------
                                                        4,195,400
                                                     ------------
           CHEMICALS: SPECIALTY (7.9%)
  65,000   Air Products & Chemicals, Inc...........     3,049,150
 115,000   Cytec Industries, Inc.*.................     3,059,000
  30,000   Great Lakes Chemical Corp...............       862,800
 170,000   Olin Corp...............................     3,230,000
  60,000   Praxair, Inc............................     3,361,800
                                                     ------------
                                                       13,562,750
                                                     ------------
           INDUSTRIAL SPECIALTIES (1.9%)
  90,000   Millipore Corp.*........................     3,176,100
                                                     ------------
           PHARMACEUTICALS: MAJOR (2.0%)
  80,000   Pharmacia Corp..........................     3,496,000
                                                     ------------
           PRECIOUS METALS (1.0%)
  60,000   Newmont Mining Corp. Holding Co.........     1,709,400
                                                     ------------
           PULP & PAPER (3.2%)
 130,000   Aracruz Celulose S.A. (Class B) (ADR)
            (Brazil)...............................     2,301,000
 100,000   UPM-Kymmene Oyj (ADR) (Finland).........     3,254,000
                                                     ------------
                                                        5,555,000
                                                     ------------
           STEEL (0.9%)
 175,000   AK Steel Holding Corp.*.................     1,592,500
                                                     ------------
           Total Metals & Basic Materials..........    37,520,650
                                                     ------------
           Total Common Stocks
            (COST $156,901,822)....................   153,873,836
                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

-----------------------------------------------------------------

           Short-Term Investment (8.8%)
           Repurchase Agreement
 $15,177   Joint repurchase agreement account
           1.875% due 09/03/02 (dated 08/30/02;
           proceeds $15,180,162) (a)
           (COST $15,177,000)......................  $ 15,177,000
                                                     ------------

  Total Investments
   (COST $172,078,822) (b)................    98.4%  169,050,836
  Other Assets in Excess of Liabilities...     1.6     2,686,596
                                            ------  ------------
  Net Assets..............................   100.0% $171,737,432
                                            ======  ============

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
  *   NON-INCOME PRODUCING SECURITY.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $16,114,306 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $19,142,292, RESULTING IN NET UNREALIZED DEPRECIATION OF $3,027,986.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Natural Resource Development Securities Inc.
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
AUGUST 31, 2002 (UNAUDITED)

Assets:
Investments in securities, at value (cost $172,078,822).....  $169,050,836
Receivable for:
  Investments sold..........................................     7,922,107
  Dividends.................................................       413,818
  Capital stock sold........................................        46,397
Prepaid expenses and other assets...........................        42,476
                                                              ------------
    Total Assets............................................   177,475,634
                                                              ------------
Liabilities:
Payable for:
  Investments purchased.....................................     5,362,431
  Distribution fee..........................................       113,811
  Investment management fee.................................        92,278
  Capital stock redeemed....................................        54,605
Accrued expenses and other payables.........................       115,077
                                                              ------------
    Total Liabilities.......................................     5,738,202
                                                              ------------
    Net Assets..............................................  $171,737,432
                                                              ============
Composition of Net Assets:
Paid-in-capital.............................................  $180,370,354
Net unrealized depreciation.................................    (3,027,986)
Accumulated undistributed net investment income.............       114,374
Accumulated net realized loss...............................    (5,719,310)
                                                              ------------
    Net Assets..............................................  $171,737,432
                                                              ============
Class A Shares:
Net Assets..................................................    $1,391,218
Shares Outstanding (500,000,000 SHARES AUTHORIZED, $.01 PAR
 VALUE).....................................................       115,177
    Net Asset Value Per Share...............................  $      12.08
                                                              ============
    Maximum Offering Price Per Share,
    (NET ASSET VALUE PLUS 5.54% OF NET ASSET VALUE).........  $      12.75
                                                              ============
Class B Shares:
Net Assets..................................................  $130,766,030
Shares Outstanding (500,000,000 SHARES AUTHORIZED, $.01 PAR
 VALUE).....................................................    11,202,475
    Net Asset Value Per Share...............................  $      11.67
                                                              ============
Class C Shares:
Net Assets..................................................    $3,425,706
Shares Outstanding (500,000,000 SHARES AUTHORIZED, $.01 PAR
 VALUE).....................................................       294,207
    Net Asset Value Per Share...............................  $      11.64
                                                              ============
Class D Shares:
Net Assets..................................................   $36,154,478
Shares Outstanding (500,000,000 SHARES AUTHORIZED, $.01 PAR
 VALUE).....................................................     2,976,169
    Net Asset Value Per Share...............................  $      12.15
                                                              ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Natural Resource Development Securities Inc.
FINANCIAL STATEMENTS CONTINUED

Statement of Operations
FOR THE SIX MONTHS ENDED AUGUST 31, 2002 (UNAUDITED)

Net Investment Income:
Income
Dividends (net of $161,360 foreign withholding tax).........  $  1,855,564
Interest....................................................        76,476
                                                              ------------
    Total Income............................................     1,932,040
                                                              ------------
Expenses
Distribution fee (Class A shares)...........................         2,258
Distribution fee (Class B shares)...........................       797,322
Distribution fee (Class C shares)...........................        19,843
Investment management fee...................................       669,664
Transfer agent fees and expenses............................       153,423
Shareholder reports and notices.............................        32,431
Registration fees...........................................        31,330
Professional fees...........................................        23,871
Custodian fees..............................................        13,685
Directors' fees and expenses................................        12,337
Other.......................................................         4,696
                                                              ------------
    Total Expenses..........................................     1,760,860
                                                              ------------
    Net Investment Income...................................       171,180
                                                              ------------
Net Realized and Unrealized Gain (Loss):
Net realized gain...........................................       133,745
Net change in unrealized appreciation.......................   (26,662,827)
                                                              ------------
    Net Loss................................................   (26,529,082)
                                                              ------------
Net Decrease................................................  $(26,357,902)
                                                              ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Natural Resource Development Securities Inc.
FINANCIAL STATEMENTS CONTINUED

Statement of Changes in Net Assets

                                            FOR THE SIX      FOR THE YEAR
                                           MONTHS ENDED          ENDED
                                          AUGUST 31, 2002  FEBRUARY 28, 2002
                                          ---------------  -----------------
                                            (UNAUDITED)
Increase (Decrease) in Net Assets:
Operations:
Net investment income...................   $    171,180      $     10,666
Net realized gain.......................        133,745         2,322,746
Net change in unrealized appreciation...    (26,662,827)      (30,030,998)
                                           ------------      ------------
    Net Decrease........................    (26,357,902)      (27,697,586)
                                           ------------      ------------

Dividends and Distributions to
 Shareholders from:
Net investment income
  Class A shares........................           (111)           (1,535)
  Class D shares........................        (13,943)         (148,017)
Net realized gain
  Class A shares........................         (3,741)           (4,365)
  Class B shares........................       (416,483)         (551,226)
  Class C shares........................        (10,373)          (11,131)
  Class D shares........................       (117,149)         (124,365)
                                           ------------      ------------
    Total Dividends and Distributions...       (561,800)         (840,639)
                                           ------------      ------------

Net decrease from capital stock
 transactions...........................    (21,148,508)       (2,783,414)
                                           ------------      ------------

    Net Decrease........................    (48,068,210)      (31,321,639)

Net Assets:
Beginning of period.....................    219,805,642       251,127,281
                                           ------------      ------------
End of Period (Including undistributed
 net investment income of $114,374 and
 dividends in excess of net investment
 income of $42,752, respectively).......   $171,737,432      $219,805,642
                                           ============      ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Natural Resource Development Securities Inc.
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2002 (UNAUDITED)

1. Organization and Accounting Policies
Morgan Stanley Natural Resource Development Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is capital growth. The Fund invests primarily in common stock of companies in the natural resources and related areas. The Fund was incorporated in Maryland on December 22, 1980 and commenced operations on March 30, 1981. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Directors); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized

Morgan Stanley Natural Resource Development Securities Inc.
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2002 (UNAUDITED) CONTINUED

cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Foreign Currency Translation -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

F. Forward Foreign Currency Contracts -- The Fund may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions and in the Statement of Assets and Liabilities as part of the related foreign currency denominated asset or liability. The Fund

Morgan Stanley Natural Resource Development Securities Inc.
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2002 (UNAUDITED) CONTINUED

records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays an investment management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.625% to the portion of daily net assets not exceeding $250 million and 0.50% to the portion of daily net assets exceeding $250 million.

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of:
(a) the average daily aggregate gross sales of the Class B shares since the inception of the Plan on July 2, 1984 (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Plan's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average

Morgan Stanley Natural Resource Development Securities Inc.
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2002 (UNAUDITED) CONTINUED

daily net assets of Class B attributable to shares issued, net of related shares redeemed, since the Plan's inception; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $9,004,296 at August 31, 2002.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representative may be reimbursed in the subsequent calendar year. For the six months ended August 31, 2002, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended August 31, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $120,769 and $684, respectively and received $9,732 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended August 31, 2002 aggregated $38,878,064 and $62,750,173, respectively.

For the six months ended August 31, 2002, the Fund incurred $57,270 in brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund. At August 31, 2002, the Fund's receivable for investments sold included unsettled trades with Morgan Stanley & Co., Inc. of $3,650,914.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At August 31, 2002, the Fund had transfer agent fees and expenses payable of approximately $1,800.

Morgan Stanley Natural Resource Development Securities Inc.
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2002 (UNAUDITED) CONTINUED

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregated pension costs for the six months ended August 31, 2002 included in Director's fees and expenses in the Statement of Operations amounted to $4,967. At August 31, 2002, the Fund had an accrued pension liability of $59,773 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. Federal Income Tax Status
At February 28, 2002, the Fund had a net capital loss carryover of approximately $5,846,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through February 28 of the following years:

    AMOUNT IN THOUSANDS
----------------------------
 2004    2005    2006   2007
------  ------  ------  ----
$2,709  $1,355  $1,355  $427
======  ======  ======  ====

6. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At August 31, 2002, there were no outstanding forward contracts.

Morgan Stanley Natural Resource Development Securities Inc.
NOTES TO FINANCIAL STATEMENTS / / AUGUST 31, 2002 (UNAUDITED) CONTINUED

7. Capital Stock
Transactions in capital stock were as follows:

                                      FOR THE SIX                FOR THE YEAR
                                      MONTHS ENDED                  ENDED
                                    AUGUST 31, 2002           FEBRUARY 28, 2002
                                ------------------------  --------------------------
                                      (UNAUDITED)
                                  SHARES       AMOUNT        SHARES        AMOUNT
                                ----------  ------------  ------------  ------------
CLASS A SHARES
Sold..........................     126,956  $  1,849,281       459,962  $  7,153,662
Reinvestment of dividends and
 distributions................         230         3,170           384         5,734
Redeemed......................    (108,636)   (1,549,390)     (471,672)   (7,341,659)
                                ----------  ------------  ------------  ------------
Net increase (decrease) --
 Class A......................      18,550        33,061       (11,326)     (182,263)
                                ----------  ------------  ------------  ------------
CLASS B SHARES
Sold..........................     932,536    12,948,738     5,005,860    72,322,216
Reinvestment of
 distributions................      28,545       380,213        34,458       502,740
Redeemed......................  (1,917,227)  (25,076,816)   (6,139,488)  (85,247,026)
                                ----------  ------------  ------------  ------------
Net decrease -- Class B.......    (956,146)  (11,747,865)   (1,099,170)  (12,422,070)
                                ----------  ------------  ------------  ------------
CLASS C SHARES
Sold..........................      87,724     1,194,450       146,159     2,090,414
Reinvestment of
 distributions................         730         9,697           723        10,529
Redeemed......................     (67,375)     (864,916)     (113,648)   (1,559,754)
                                ----------  ------------  ------------  ------------
Net increase -- Class C.......      21,079       339,231        33,234       541,189
                                ----------  ------------  ------------  ------------
CLASS D SHARES
Sold..........................      25,752       372,569     1,676,838    22,707,379
Reinvestment of dividends and
 distributions................       4,482        61,980        10,097       151,551
Redeemed......................    (771,206)  (10,477,484)   (1,003,047)  (13,579,200)
                                ----------  ------------  ------------  ------------
Net increase (decrease) --
 Class D......................    (740,206)  (10,042,935)      683,888     9,279,730
                                ----------  ------------  ------------  ------------
Net decrease in Fund..........  (1,657,489) $(21,148,508)     (393,374) $ (2,783,414)
                                ==========  ============  ============  ============

Morgan Stanley Natural Resource Development Securities Inc.
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

                                                                                                                 FOR THE PERIOD
                                      FOR THE SIX                 FOR THE YEAR ENDED FEBRUARY 28,                JULY 28, 1997*
                                     MONTHS ENDED      -----------------------------------------------------         THROUGH
                                    AUGUST 31, 2002      2002           2001           2000**        1999       FEBRUARY 28, 1998
                                    ---------------    ---------    ------------      ---------    ---------    -----------------
                                      (UNAUDITED)
Class A Shares
Selected Per Share Data:
Net asset value, beginning of
 period...........................      $13.83          $15.34         $12.94          $10.15       $13.87           $14.44
                                        ------          ------         ------          ------       ------           ------
Income (loss) from investment
 operations:
  Net investment income++.........        0.05            0.11           0.10            0.10         0.03             0.04
  Net realized and unrealized gain
   (loss).........................       (1.76)          (1.57)          2.40            2.69        (3.61)           (0.10)
                                        ------          ------         ------          ------       ------           ------
Total income (loss) from
 investment operations............       (1.71)          (1.46)          2.50            2.79        (3.58)           (0.06)
                                        ------          ------         ------          ------       ------           ------
Less dividends and distributions
 from:
  Net investment income...........      -                (0.01)         (0.10)           -            -              -
  Net realized gain...............       (0.04)          (0.04)         -                -           (0.14)           (0.51)
                                        ------          ------         ------          ------       ------           ------
Total dividends and
 distributions....................       (0.04)          (0.05)         (0.10)           -           (0.14)           (0.51)
                                        ------          ------         ------          ------       ------           ------
Net asset value, end of period....      $12.08          $13.83         $15.34          $12.94       $10.15           $13.87
                                        ======          ======         ======          ======       ======           ======
Total Return+.....................      (12.23)%(1)      (9.71)%        19.38%          27.49%      (26.04)%          (0.22)%(1)

Ratios to Average Net Assets:
Expenses..........................        1.13 %(2)(3)    0.88 %(3)      1.03%(3)(4)     1.12%(3)     1.14 %(3)        1.11 %(2)
Net investment income.............        0.67 %(2)(3)    0.78 %(3)      0.69%(3)(4)     0.75%(3)     0.56 %(3)        0.45 %(2)
Supplemental Data:
Net assets, end of period, in
 thousands........................      $1,391          $1,337         $1,656          $1,233         $691             $309
Portfolio turnover rate...........          19 %(1)         26 %           23%             39%          26 %             67 %

---------------------

  *   THE DATE SHARES WERE FIRST ISSUED.
 **   FOR THE YEAR ENDED FEBRUARY 29.
 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (4) IF THE INVESTMENT MANAGER HAD NOT AGREED TO WAIVE PART OF ITS INVESTMENT MANAGEMENT FEE, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.05% AND 0.67%, RESPECTIVELY.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Natural Resource Development Securities Inc.
FINANCIAL HIGHLIGHTS CONTINUED

                                FOR THE SIX                                FOR THE YEAR ENDED FEBRUARY 28,
                                MONTHS ENDED         ----------------------------------------------------------------------------
                              AUGUST 31, 2002           2002             2001             2000**          1999           1998*
                             ------------------      -----------    --------------      -----------    -----------    -----------
                                (UNAUDITED)
Class B Shares
Selected Per Share Data:
Net asset value, beginning
 of period.................         $13.42              $15.01           $12.67            $10.03         $13.81         $13.34
                                    ------              ------           ------            ------         ------         ------
Income (loss) from
 investment operations:
  Net investment loss++....          (0.01)              (0.03)           (0.02)             0.00          (0.04)         (0.02)
  Net realized and
   unrealized gain
   (loss)..................          (1.70)              (1.52)            2.36              2.64          (3.60)          2.18
                                    ------              ------           ------            ------         ------         ------
Total income (loss) from
 investment operations.....          (1.71)              (1.55)            2.34              2.64          (3.64)          2.16
                                    ------              ------           ------            ------         ------         ------
Less dividends and
 distributions from:
  Net investment income....        -                     -               -                  -              -              (0.01)
  Net realized gain........          (0.04)              (0.04)          -                  -              (0.14)         (1.68)
                                    ------              ------           ------            ------         ------         ------
Total dividends and
 distributions.............          (0.04)              (0.04)          -                  -              (0.14)         (1.69)
                                    ------              ------           ------            ------         ------         ------
Net asset value, end of
 period....................         $11.67              $13.42           $15.01            $12.67         $10.03         $13.81
                                    ======              ======           ======            ======         ======         ======
Total Return+..............         (12.81)%(1)         (10.35)%          18.47 %           26.32 %       (26.60)%        16.93 %

Ratios to Average Net
 Assets:
Expenses...................           1.88 %(2)(3)        1.86 %(3)        1.83 %(3)(4)      1.89 %(3)      1.90 %(3)      1.80 %
Net investment loss........          (0.08)%(2)(3)       (0.20)%(3)       (0.11)%(3)(4)     (0.02)%(3)     (0.20)%(3)     (0.15)%
Supplemental Data:
Net assets, end of period,
 in thousands..............       $130,766            $163,156         $199,044          $189,180       $147,527       $273,333
Portfolio turnover rate....             19 %(1)             26 %             23 %              39 %           26 %           67 %

---------------------

  * PRIOR TO JULY 28, 1997, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO THAT DATE, OTHER THAN SHARES WHICH WERE PURCHASED PRIOR TO JULY 2, 1984 (AND WITH RESPECT TO SUCH SHARES, CERTAIN SHARES ACQUIRED THROUGH REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS (COLLECTIVELY THE "OLD SHARES")), HAVE BEEN DESIGNATED CLASS B SHARES. THE OLD SHARES HAVE BEEN DESIGNATED CLASS D SHARES.
 **   YEAR ENDED FEBRUARY 29.
 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (4) IF THE INVESTMENT MANAGER HAD NOT AGREED TO WAIVE PART OF ITS INVESTMENT MANAGEMENT FEE, THE RATIOS OF EXPENSES AND NET INVESTMENT LOSS TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.85% AND (0.13)%, RESPECTIVELY.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Natural Resource Development Securities Inc.
FINANCIAL HIGHLIGHTS CONTINUED

                                                                                                                 FOR THE PERIOD
                                 FOR THE SIX                     FOR THE YEAR ENDED FEBRUARY 28,                 JULY 28, 1997*
                                 MONTHS ENDED         ------------------------------------------------------         THROUGH
                               AUGUST 31, 2002           2002           2001           2000**        1999       FEBRUARY 28, 1998
                              ------------------      ----------    ------------      ---------    ---------    -----------------
                                 (UNAUDITED)
Class C Shares
Selected Per Share Data:
Net asset value, beginning
 of period..................        $13.39              $14.98         $12.66          $10.02       $13.81           $14.44
                                    ------              ------         ------          ------       ------           ------
Income (loss) from
 investment operations:
  Net investment income
   (loss)++.................          0.00               (0.03)         (0.01)           0.01        (0.02)           (0.02)
  Net realized and
   unrealized gain (loss)...         (1.71)              (1.52)          2.35            2.63        (3.63)           (0.10)
                                    ------              ------         ------          ------       ------           ------
Total income (loss) from
 investment operations......         (1.71)              (1.55)          2.34            2.64        (3.65)           (0.12)
                                    ------              ------         ------          ------       ------           ------
Less dividends and
 distributions from:
  Net investment income.....       -                     -              (0.02)           -            -              -
  Net realized gain.........         (0.04)              (0.04)         -                -           (0.14)           (0.51)
                                    ------              ------         ------          ------       ------           ------
Total dividends and
 distributions..............         (0.04)              (0.04)         (0.02)           -           (0.14)           (0.51)
                                    ------              ------         ------          ------       ------           ------
Net asset value, end of
 period.....................        $11.64              $13.39         $14.98          $12.66       $10.02           $13.81
                                    ======              ======         ======          ======       ======           ======
Total Return+...............        (12.84)%(1)         (10.37)%        18.52 %         26.35 %     (26.67)%          (0.64)%(1)

Ratios to Average Net
 Assets:
Expenses....................          1.88 %(2)(3)        1.85 %(3)      1.83 %(3)(4)    1.89 %(3)    1.90 %(3)        1.87 %(2)
Net investment loss.........         (0.08)%(2)(3)       (0.19)%(3)     (0.11)%(3)(4)   (0.02)%(3)   (0.20)%(3)       (0.23)%(2)
Supplemental Data:
Net assets, end of period,
 in thousands...............        $3,426              $3,656         $3,593          $3,161       $1,278           $1,488
Portfolio turnover rate.....            19 %(1)             26 %           23 %            39 %         26 %             67 %

---------------------

  *   THE DATE SHARES WERE FIRST ISSUED.
 **   FOR THE YEAR ENDED FEBRUARY 29.
 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (4) IF THE INVESTMENT MANAGER HAD NOT AGREED TO WAIVE PART OF ITS INVESTMENT MANAGEMENT FEE, THE RATIOS OF EXPENSES AND NET INVESTMENT LOSS TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.85% AND (0.13)%, RESPECTIVELY.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Natural Resource Development Securities Inc.
FINANCIAL HIGHLIGHTS CONTINUED

                                                                                                                    FOR THE PERIOD
                                 FOR THE SIX                      FOR THE YEAR ENDED FEBRUARY 28,                   JULY 28, 1997*
                                 MONTHS ENDED       -----------------------------------------------------------         THROUGH
                               AUGUST 31, 2002         2002             2001           2000**          1999        FEBRUARY 28, 1998
                              ------------------    -----------    --------------    -----------    -----------    -----------------
                                 (UNAUDITED)
Class D Shares
Selected Per Share Data:
Net asset value, beginning
 of period..................         $13.90            $15.44           $13.01          $10.19         $13.89            $14.44
                                     ------            ------           ------          ------         ------            ------
Income (loss) from
 investment operations:
  Net investment income++...           0.07              0.11             0.13            0.12           0.05              0.07
  Net realized and
   unrealized gain (loss)...          (1.78)            (1.56)            2.42            2.70          (3.61)            (0.11)
                                     ------            ------           ------          ------         ------            ------
Total income (loss) from
 investment operations......          (1.71)            (1.45)            2.55            2.82          (3.56)            (0.04)
                                     ------            ------           ------          ------         ------            ------
Less dividends and
 distributions from:
  Net investment income.....        -                   (0.05)           (0.12)          -              -               -
  Net realized gain.........          (0.04)            (0.04)          -                -              (0.14)            (0.51)
                                     ------            ------           ------          ------         ------            ------
Total dividends and
 distributions..............          (0.04)            (0.09)           (0.12)          -              (0.14)            (0.51)
                                     ------            ------           ------          ------         ------            ------
Net asset value, end of
 period.....................         $12.15            $13.90           $15.44          $13.01         $10.19            $13.89
                                     ======            ======           ======          ======         ======            ======
Total Return+...............         (12.34)%(1)        (9.45)%          19.68%          27.67%        (25.86)%           (0.08)%(1)

Ratios to Average Net
 Assets:
Expenses....................           0.88 %(2)(3)      0.86 %(3)        0.83%(3)(4)      0.89%(3)      0.90 %(3)         0.84 %(2)
Net investment income.......           0.92 %(2)(3)      0.80 %(3)        0.89%(3)(4)      0.98%(3)      0.80 %(3)         0.82 %(2)
Supplemental Data:
Net assets, end of period,
 in thousands...............        $36,154           $51,657          $46,835         $32,356        $15,454           $13,161
Portfolio turnover rate.....             19 %(1)           26 %             23%             39%            26 %              67 %

---------------------

  * THE DATE SHARES WERE FIRST ISSUED. SHAREHOLDERS WHO HELD SHARES OF THE FUND PRIOR TO JULY 28, 1997 (THE DATE THE FUND CONVERTED TO A MULTIPLE CLASS SHARE STRUCTURE) SHOULD REFER TO THE FINANCIAL HIGHLIGHTS OF
      CLASS B TO OBTAIN THE HISTORICAL PER SHARE DATA AND RATIO INFORMATION OF THEIR SHARES.
 **   FOR THE YEAR ENDED FEBRUARY 29.
 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
 (4) IF THE INVESTMENT MANAGER HAD NOT AGREED TO WAIVE PART OF ITS INVESTMENT MANAGEMENT FEE, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.85% AND 0.87%, RESPECTIVELY.

                       SEE NOTES TO FINANCIAL STATEMENTS

DIRECTORS

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell

OFFICERS

Charles A. Fiumefreddo
Chairman

Mitchell M. Merin
President and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Joseph J. McAlinden
Vice President

Ronald E. Robison
Vice President

Thomas F. Caloia
Treasurer

Francis Smith
Chief Financial Officer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its directors. It is available, without charge, by calling
(800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member NASD.

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MORGAN STANLEY
NATURAL RESOURCE
DEVELOPMENT SECURITIES

SEMIANNUAL REPORT
AUGUST 31, 2002

37930RPT-8325I02-AP-9/02